Exhibit 10.53

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED VOTING AGREEMENT

This First Amendment to Third Amended and Restated Voting Agreement (this “Amendment”), effective as of March 29, 2021, is made by and among Caribou Biosciences, Inc., a Delaware corporation (the “Company”), PFM Health Sciences, LP and certain stockholders of the Company with reference to that certain Third Amended and Restated Voting Agreement dated as of March 2, 2021 (the “Voting Agreement”) by and among the holders of the Company’s Series A Preferred Stock, $0.0001 par value per share (“Series A Preferred Stock”), the holders of the Company’s Series A-1 Preferred Stock, $0.0001 par value per share (“Series A-1 Preferred Stock”), the holders of the Company’s Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), the holders of the Company’s Series C Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock;” and referred to herein collectively with the Series A Preferred Stock, the Series A-1 Preferred Stock, and the Series B Preferred Stock, the “Preferred Stock;” the holders of the Preferred Stock collectively are referred to herein as the “Investors”), and certain other stockholders of the Company (the “Key Holders;” and together collectively with the Investors, the “Stockholders”). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Voting Agreement (without giving effect to this Amendment).

RECITALS

A. The Fourth Amended and Restated Certificate of Incorporation of the Company provides that the holders of record of the Series A Preferred Stock, Series A-1 Preferred Stock and Series B Preferred Stock, exclusively and as a single separate class on an as-converted to Common Stock basis, are entitled to elect one (1) director of the Company (the “Series A/A-1/B Preferred Director”).

B. The Voting Agreement, among other things, grants F-Prime Capital Partners Healthcare Fund IV LP (“F-Prime”) the right, for so long as F-Prime and its Affiliates (as defined in the Voting Agreement) continue to own beneficially at least 1,019,692 shares of the Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”), including shares of Common Stock issued or issuable upon conversion of the Series A-1 Preferred Stock), to designate the individual to serve as the Series A/A-1/B Preferred Director (the “Series A/A-1/B Designee”).

B. The Company and the Stockholders, at the request of F-Prime, desire to amend the Voting Agreement to provide that the Series A/A-1/B Designee be designated by management of the Company and approved by a majority of the remaining Board members, in lieu of designation by F-Prime.

D. Pursuant to Section 6.8 of the Voting Agreement, (i) the Voting Agreement may be amended, waived, discharged or terminated only by a written instrument executed by (1) the Company; (2) the Key Holders holding a majority of the shares of Common Stock then held by the Key Holders who are then employed by the Company; and (3) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted to Common Stock basis) and (ii) notwithstanding the foregoing, Section 1.2(a), Section 1.4(a) (with respect to F-Prime), and clause (i) of Section 6.8(e) of the Voting Agreement may not be amended or waived without the written consent of F-Prime.

E. The Company and the Stockholders (including F-Prime) desire to amend the Voting Agreement consistent with the above and the undersigned hold the requisite vote to so amend the Voting Agreement, which amendment shall be binding on all parties to the Voting Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Amendments to the Voting Agreement. The following amendments to the Voting Agreement shall become effective on March 30, 2021 subsequent to the resignation on such date of Robert Weisskoff as a director of the Company:

(a) Section 1.2(a) of the Voting Agreement is hereby amended and restated to read in its entirety as follows:

“One (1) person elected by a majority in interest of the holders of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis (the “Series A/A-1/B Designee”), who shall be designated by management of the Company and approved by a majority of the other Board members. Following the resignation of Robert Weisskoff as a director of the Company, the Series A/A-1/B Designee seat shall initially be vacant;”

(b) Section 6.8(e)(i) of the Voting Agreement is hereby amended and restated to read in its entirety as follows:

“(e) (i) Section 1.2(a) and Section 1.4(a) (with respect to the Series A/A-1/B Designee or the persons having the power to designate the Series A/A-1/B Designee) of this Agreement and this clause (i) shall not be amended or waived without the prior written consent of a majority in interest of the holders of the Series A Preferred Stock, the Series A-1 Preferred Stock, and the Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis,”

2. No Further Amendment. Except as herein provided, the Voting Agreement is not being amended or otherwise modified and shall in all other respects remain unchanged and in full force and effect according to its respective terms.

3. Miscellaneous. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

COMPANY:

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
Name:	Rachel E. Haurwitz
Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

PFM HEALTH SCIENCES, LP

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	Chief Financial Officer

INVESTORS:

PFM HEALTHCARE MASTER FUND, L.P.

By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	Chief Financial Officer

PARTNER INVESTMENTS, L.P.,

By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	Chief Financial Officer

PFM HEALTHCARE GROWTH EQUITY HOLDINGS I, LLC

By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	Chief Financial Officer

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

INVESTORS:

ZONE III HEALTHCARE HOLDINGS, LLC

By: Farallon Capital Management, L.L.C., its Manager

By:	/s/ Philip Dreyfuss
Name:	Philip Dreyfuss
Title:	Managing Member

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

INVESTORS:

RIDGEBACK CAPITAL INVESTMENTS LP

By RIDGEBACK CAPITAL MANAGEMENT LLC its Fund Manager:

By:	/s/ Christian Sheldon
Name:	Christian Sheldon
Title:	COO

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

INVESTORS:

E.I. du Pont de Nemours and Company

By:	/s/ George J. Duko
Name:	George J. Duko
Title:	VP Mergers and Acquisitions

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

INVESTORS:

Anterra F&A Ventures I Coöperatief U.A.

By:	/s/ Adam Anders
Name:	Adam Anders
Title:	Director

By:	/s/ Maarten Goossens
Name:	Maarten Goossens
Title:	Director

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

INVESTORS:

F-PRIME CAPITAL PARTNERS HEALTHCARE FUND IV LP

By: F-Prime Capital Partners Healthcare Advisors Fund IV LP, its General Partner
By: Impresa Holdings LLC, its General Partner
By: Impresa Management LLC, its Managing Member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

[Signature Page to First Amendment to Third Amended and Restated Voting Agreement]